FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "**Amendment**") is made as of August 10, 2017 (the "**Amendment Date**") by and between **QC Property Holdings, LLC**, a Georgia limited liability company ("**Borrower**"), and **Congressional Bank**, a Maryland chartered commercial bank, and its successors and assigns (collectively, "**Lender**"), as successor in interest to **Housing & Healthcare Funding, LLC**, a Delaware limited liability company.

RECITALS:

A. Pursuant to the terms and conditions of that certain Loan and Security Agreement dated as of September 27, 2013, as amended by that certain First Amendment to Loan and Security Agreement, Consent and Release dated as of December 31, 2015, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of September 19, 2016, and as further amended by that certain Third Amendment to Loan and Security Agreement dated as of May 12, 2017 (as may be further amended, restated or replaced from time to time, the "**Loan Agreement**") between Borrower and Lender, Lender has extended to Borrower a loan in the original principal amount of Five Million and no/100 Dollars ($5,000,000.00) (the "**Loan**"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

B. The Loan is evidenced by that certain Promissory Note dated as of September 27, 2013, as amended by that certain First Amendment to Promissory Note dated as of September 19, 2016, made by Borrower payable to the order of Lender in the maximum principal amount of Five Million and no/100 Dollars ($5,000,000.00) (the "**Original Note**" and, collectively together with any further amendments, restatements and/or replacements as may be issued from time to time, the "**Note**").

C. The Loan is secured by a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of September 27, 2013 by Borrower to and for the benefit of Lender (as amended, restated and/or replaced from time to time, the "**Mortgage**").

D. The Loan Agreement, the Note, the Mortgage, and any other document now or hereafter given to evidence or secure payment of the Note or delivered to induce Lender to disburse the proceeds of the Loan, as such documents may hereafter be amended, restated and/or replaced from time to time, are hereinafter collectively referred to as the "**Loan Documents**".

E. Borrower and Lender agree that certain Events of Default have occurred under the Loan Agreement and that it is anticipated that certain additional Events of Default will occur in the future, each as more fully described below (collectively, the "**Subject Default**").

F. As a result of the Subject Default, Lender is entitled to exercise all rights and remedies available to Lender under the Loan Documents.

G. Borrower and Lender desire to amend the Loan Documents to make certain modifications, as more fully provided for herein.

AGREEMENTS:

NOW, THEREFORE, in consideration of (i) the facts set forth hereinabove (which are hereby incorporated into and made a part of this Agreement) and (ii) for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. **Subject Default: Amendment to Loan Agreement.**

A. Subject Default. The Borrower and Lender agree that the following Events of Default have occurred and are continuing:

(i) The Borrower has failed to comply with Section 11.18(a) of the Loan Agreement in that the Borrower has failed to cause Tenant to maintain the Minimum EBITDAR for the months ended May 31, 2017 and June 30, 2017; and

(ii) It is anticipated that the Tenant will fail to maintain the Minimum EBITDAR required during the remainder of the term of the Loan, including the EBITDAR Test Period for the month ended July 31, 2017.

B. Waiver of Event of Default: From and after the date hereof, subject to satisfaction of the conditions precedent in Section 2 herein, Lender shall be deemed to have waived its rights to pursue its remedies on account of the Subject Default, including, without limitation, its right to charge interest at the Default Rate on account of such Subject Default. Such waiver (i) shall not be deemed to extend to any other Event of Default which has arisen or may hereafter arise, whether or not known to Lender or Borrower on the date hereof, (ii) shall not be deemed to effect any amendment of the Loan Agreement or any of the other Loan Documents, all of which shall remain in full force and effect in accordance with their respective terms except as expressly amended hereby and (iii) shall not be deemed to establish a custom or course of dealing between Borrower and Lender.

C. Amendment to Financial Covenants. Annex I of the Loan Agreement is hereby amended as follows:

"4. Minimum EBITDAR. As measured as of the last day of each calendar month for the EBITDAR Test Period then ended, at no time shall Operators permit their EBITDAR to be less than $400,000.00 for the months ended July 31, 2017 through November 30, 2017."

D. Extended Maturity Date. Notwithstanding anything set forth in the Loan Agreement to the contrary, including, specifically, Section 3.5 of the Loan

Agreement, each of Borrower and Lender hereby agree that the Maturity Date of the Loan shall be December 31, 2017 (the "**Amended Maturity Date**"). Borrowers shall pay Lender a pro-rated, non-refundable extension fee of $12,500.00 (the "**Pro-Rated Extension Fee**"), which Pro-Rated Extension Fee shall be deemed fully earned upon the effectiveness of this Amendment. Borrower may request an extension of the Maturity Date to the date that would have been the Extended Maturity Date by requesting same in writing at least thirty (30) days prior to the Amended Maturity Date and complying with all other provisions of Section 3.5 of the Loan Agreement, including payment of the balance of the Extension Fee, which shall remain in effect with respect to the conditions precedent to Lender's consent to the Maturity Date extension set forth therein. For the avoidance of doubt, in no event shall the provisions of this Amendment extend the date of the Extended Maturity Date, as such term is defined in the Loan Documents.

2. **Conditions Precedent**. The effectiveness of this Amendment shall be subject to the satisfaction of all of the following conditions precedent in a manner, form and substance satisfactory to Lender: As a condition precedent to Lender's entering into this Amendment, Borrower shall (i) pay to Lender at Closing a non-refundable documentation fee in the amount of ONE THOUSAND AND 00/100 DOLLARS ($1,000.00) (the "**Documentation Fee**"), which Documentation Fee shall be deemed fully earned upon effectiveness of this Amendment, (ii) pay to Lender at Closing a one-time, non-refundable waiver fee in the amount of TWELVE THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($12,500.00) (the "**Waiver Fee**"), which Waiver Fee shall be deemed fully earned upon effectiveness of this Amendment, and (iii) deliver to Lender the following executed original documents, each duly authorized and executed and each in form and substance satisfactory to Lender:

A. This Amendment;

B. Reaffirmation of Guaranty by Guarantor;

C. Certification of Organizational Documents and Resolutions;

D. Such other instruments, documents, certificates, consents, waivers and opinions as Lender may reasonably request.

3. **Expenses**. As a condition precedent to the agreements contained herein, Borrower shall pay all out-of-pocket costs and expenses incurred by Lender in connection with this Amendment, including, without limitation, title charges, recording fees and attorneys' fees and expenses.

4. **Representations and Warranties of Borrower**. Borrower hereby represents, covenants and warrants to Lender as follows:

A. The representations and warranties in the Loan Documents are true and correct as of the Amendment Date, except as previously disclosed to Lender.

B. Other than the Subject Default, there is currently no Event of Default under the Note or the other Loan Documents, and Borrower does not know of any event or circumstance which with the giving of notice or passing of time, or both, would constitute an Event of Default under the Note or the other Loan Documents.

C. Except for the modifications stated herein, and as previously amended, restated or replaced, the Loan Documents are not otherwise changed, modified or amended, are in full force and effect and, following the execution and delivery of this Amendment, they continue to be the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, subject to limitations imposed by general principles of equity.

D. There has been no material adverse change in the financial condition of Borrower or any other party whose financial statement has been delivered to Lender in connection with the Loan from the date of the most recent financial statement received by Lender.

E. As of the Amendment Date, Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

F. Borrower has the requisite power and authority to execute and deliver this Amendment and to perform its obligation under the Loan Documents as modified herein. The execution and delivery of this Amendment and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Amendment has been duly executed and delivered on behalf ofBorrower.

5. **No Custom; No Waiver**. This Amendment shall not establish a custom or waive, limit or condition the rights and remedies of Lender under the Loan Documents, all of which rights and remedies are expressly reserved, including with respect to Events of Default, currently known to Lender. Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision or term of the Loan Agreement, this Amendment or the Loan Documents shall not waive, affect or diminish any right of Lender hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Lender of a breach of this Amendment or any Event of Default under the Loan Agreement shall not, except as expressly set forth herein, suspend, waive or affect any other breach of this Amendment or any Event of Default under the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Amendment shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is (i) in writing and signed by Lender and (ii) delivered to Borrower. In no event shall Lender's execution and delivery of this Amendment establish a course of dealing among Lender, Borrower or any other obligor, or in any other way obligate Lender to hereafter provide any amendments or waivers with respect to the Loan Agreement. The terms and provisions of this

Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent to a modification of any other term or condition of the Loan Agreement or of any of the Loan Documents (except as expressly provided herein); or (ii) to prejudice any right or remedy which Lender may now have under or in connection with the Loan Agreement or any of the Loan Documents.

6. **No Defense, Counterclaims**.

A. Borrower hereby represents and warrants to, and covenants with, Lender that, as of the Amendment Date, there exist no defaults, defenses, affirmative defenses, offsets, claims or counterclaims by Borrower of any kind or nature whatsoever against Lender with respect to the Loan or any of the Loan Documents, as previously amended or modified or as amended by this Amendment, or any action previously taken or not taken by Lender with respect thereto or with respect to any security interest, encumbrance, lien or collateral in connection therewith to secure the liabilities of Borrower.

B. Other than claims based on the failure of Lender to act in a commercially reasonable manner, Borrower forever waives, releases and discharges Lender and its respective officers, directors, subsidiaries, affiliated and related companies or entities, agents, servants, employees, shareholders, representatives, successors, assigns, attorneys, accountants, assets and properties, as the case may be (together hereinafter referred to as the **"Lender Group"**) from and against, and affirmatively agrees not to pursue, any defenses (other than the defense of payment in full), affirmative defense, causes of action, offsets, claims or counterclaims which may now exist, or may hereafter arise from events occurring prior to the Amendment Date, whether known or unknown, whether sounding in contract, tort or otherwise, which Borrower now has, or may hereafter have related to events occurring prior to the Amendment Date, to any action by Lender in enforcing any Loan Document. Borrower acknowledges and agrees that Lender is specifically relying upon the foregoing representations, warranties, covenants and agreements, and that such representations, warranties, covenants and agreements constitute a material inducement to Lender to enter into this Amendment.

7. **Post-Closing Obligations**. Borrower shall cause Operator to deliver to Lender a budget for fiscal year 2018 no later than October 31, 2017.

8. **Miscellaneous**.

A. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland, without reference to the choice of law or conflicts of law principles of the State of Maryland.

B. This Amendment shall not be construed more strictly against Lender than against Borrower merely by virtue of the fact that the same has been prepared by counsel for Lender, it being recognized that Borrower and Lender have contributed substantially and materially to the preparation of this Amendment, and Borrower and Lender each acknowledge and waive any claim contesting the existence and the adequacy of the consideration given by the other in entering into this Amendment. Each of the parties to this Amendment represents that it has been advised by its respective counsel of the legal and practical effect of this Amendment, and recognizes that it is executing and delivering this Amendment, intending thereby to be legally bound by the terms and provisions thereof, of its own free will, without promises or threats or the exertion of duress upon it. The signatories hereto state that they have read and understand this Amendment, that they intend to be legally bound by it and that they expressly warrant and represent that they are duly authorized and empowered to execute it.

C. Notwithstanding the execution of this Amendment by Lender, the same shall not be deemed to constitute Lender a venturer or partner of or in any way associated with Borrower, nor shall privity of contract be presumed to have been established with any third party.

D. Borrower and Lender each acknowledge that there are no other understandings, agreements or representations, either oral or written, express or implied, that are not embodied in the Loan Documents and this Amendment, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of Borrower and Lender; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Amendment. Except as expressly modified hereby, the terms of the Loan Documents are and remain unmodified and in full force and effect.

E. This Amendment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

F. Any references to the "Note," the "Loan Agreement" or the "Loan Documents" contained in any of the Loan Documents shall be deemed to refer to the Note, the Loan Agreement and the other Loan Documents as amended hereby.

G. The paragraph and section headings used herein are for convenience only and shall not limit the substantive provisions hereof. All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders. Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.

H. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

I. This Amendment may be executed in one or more counterparts, all of which, when taken together, shall constitute one original Amendment.

J. Time is of the essence of each of Borrower's obligations under this Amendment.

[Signature Page Follows Next]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Loan and Security Agreement dated as of the day and year first above written.

LENDER:

CONGRESSIONAL BANK,
a Maryland chartered commercial bank

By: ______________________________
James H. Peterson
Authorized Signatory

BORROWER:

QC PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:______________________________
Name:____________________________
Title:_____________________________

[Signature Page to Fourth Amendment to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Loan and Security Agreement dated as of the day and year first above written.

LENDER:

CONGRESSIONAL BANK,
a Maryland chartered commercial bank

By: ______________________________
James H. Peterson
Authorized Signatory

BORROWER:

QC PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By: ______________________________
Name: Allan J. Reinland
Title: Manager

[Signature Page to Fourth Amendment to Loan and Security Agreement]

REAFFIRMATION OF GUARANTY

This **REAFFIRMATION OF GUARANTY** (this "**Reaffirmation**") dated as of August 10, 2017 is made by **AdCare Health Systems, Inc.**, a Georgia corporation ("**Guarantor**"), to and in favor of **Congressional Bank**, a Maryland chartered commercial bank, and its successors and assigns (collectively, "**Lender**"), as successor in interest to **Housing & Healthcare Funding, LLC**, a Delaware limited liability company.

RECITALS

A. Pursuant to the terms and conditions of that certain Loan and Security Agreement dated as of September 27, 2013, as amended by that certain First Amendment to Loan and Security Agreement, Consent and Release dated December 31, 2015, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of September 19, 2016, as further amended by that certain Third Amendment to Loan and Security Agreement dated as of May 12, 2017, and as further amended by that certain Fourth Amendment to Loan and Security Agreement dated of even date herewith (as may be further amended, restated or replaced from time to time, the "**Loan Agreement**") between QC Property Holdings, LLC, a Georgia limited liability company ("**Borrower**") and Lender, Lender has extended to Borrower a loan in the original principal amount of Five Million and no/100 Dollars ($5,000,000.00) (the "**Loan**"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

B. The Loan is evidenced by that certain promissory note dated as of September 27, 2013, as amended by that certain First Amendment to Promissory Note dated as of September 19, 2016, made payable by Borrower to the order of Lender in the maximum principal amount of the Loan (as amended and/or restated from time to time, the "**Note**").

C. Borrower's obligations under the Loan Agreement are guaranteed by Guarantor under that certain Guaranty dated as of September 27, 2013, in favor of Lender (as the same may be amended, modified, reaffirmed or supplemented from time to time, the "**Guaranty**").

D. Lender and Borrower desire to amend the Loan Agreement pursuant to that certain Fourth Amendment to Loan and Security Agreement dated as of even date herewith (the "**Amendment**"). The Amendment, together with all documents to be executed in connection therewith are referred to herein as the "**Amendment Documents**". All terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

E. Guarantor, as an Affiliate of Borrower, shall derive direct and indirect benefits (financial and otherwise) from Borrower's execution and delivery of the Amendment Documents, and Guarantor desires to affirm the Guaranty in order to induce Lender to enter into the Amendment Documents, as provided herein.

F. It is a condition precedent to entering into the Amendment that Guarantor reaffirms the Guaranty pursuant to this Reaffirmation.

NOW, THEREFORE, in consideration of the foregoing recitals, which are hereby incorporated as if fully set forth herein, and for the purpose of inducing Lender to execute the Amendment Documents, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. After giving effect to the Amendment Documents, the Guaranty shall remain in full force and effect, as reaffirmed hereby, and each Guarantor hereby affirms such Guarantor's unconditional, absolute, and irrevocable guaranty of the due and punctual payment of all of the Borrower's Obligations (as defined in the Guaranty) at maturity, whether by acceleration or otherwise, and at all times thereafter.

2. Guarantor acknowledges receipt of a fully-signed copy of each of the Amendment Documents, and any and all other instruments, agreements, and documents executed and delivered in connection therewith requested by Guarantor, and by Guarantor's execution hereof expressly agrees to any and all changes, modifications, extensions and amendments in the terms of the Borrower's Obligations or otherwise as set forth herein and in and provided under the Amendment Documents.

3. Guarantor represents and warrants to Lender, which representations and warranties shall survive the execution and delivery of this Reaffirmation, that: (a) Guarantor has full right, power and capacity to enter into, deliver and perform Guarantor's obligations under this Reaffirmation; and (b) the representations and warranties in the Guaranty are true and correct as of the date hereof; and (c) this Reaffirmation constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally.

4. This Reaffirmation shall be attached to and made a part of the Guaranty. This Reaffirmation may be executed in counterparts, and said counterparts when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Reaffirmation by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Reaffirmation. Any party delivering an executed counterpart of this Reaffirmation by facsimile shall also deliver a manually executed counterpart of this Reaffirmation, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation.

5. Guarantor certifies and warrants that the Guaranty, as affirmed hereby, is the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, and that the liability of Guarantor hereunder and under the Guaranty shall continue in full force and effect until the Borrower's Obligations and all other amounts and obligations guaranteed pursuant to the Guaranty, are paid to Lender in full.

6. THIS REAFFIRMATION SHALL BE GOVERNED BY AND ENFORCED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF MARYLAND.

7. GUARANTOR HEREBY REPRESENTS AND WARRANTS TO LENDER THAT, AS OF THE DATE HEREOF, THERE ARE NO DEFENSES, SETOFFS, CLAIMS OR COUNTERCLAIMS THAT COULD BE ASSERTED AGAINST LENDER (OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES, OR AGENTS) ARISING FROM OR IN CONNECTION WITH THE GUARANTY AND THE BORROWER'S OBLIGATIONS.

[Signature Page Follows Next]

IN WITNESS WHEREOF, this Reaffirmation of Guaranty has been executed and delivered by the undersigned as of the date first written above.

GUARANTOR:

AdCare Health Systems, Inc.,
a Georgia corporation

By: ____________________
Name: President and CEO
Title: Allan J. Rowland

ACCEPTED:

Congressional Bank,
a Maryland chartered commercial bank

By: ____________________
James H. Peterson
Authorized Signatory

IN WITNESS WHEREOF, this Reaffirmation of Guaranty has been executed and delivered by the undersigned as of the date first written above.

<u>GUARANTOR</u>:

AdCare Health Systems, Inc.,
a Georgia corporation

By: ______________________________
Name: ______________________________
Title: ______________________________

ACCEPTED:

Congressional Bank,
a Maryland chartered commercial bank

By: ______________________________
James H. Peterson
Authorized Signatory

[Signature Page to Reaffirmation of Guaranty]

<u>**CERTIFICATE**</u>

The undersigned hereby certifies that he is the Manager of QC Property Holdings, LLC, a Georgia limited liability company ("**<u>Company</u>**"), and he further certifies as follows:

1. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and duly registered to transact business and in good standing in the State of Oklahoma. Certificates of existence and good standing issued for the Company by the Georgia and Oklahoma Secretaries of State, respectively, are attached hereto as **<u>Exhibit A</u>**.

2. The Articles of Organization of the Company, certified by the Georgia Secretary of State on April 13, 2012, are in full force and effect and have not been modified or amended.

3. The Operating Agreement Declaration of the Company dated as of April 13, 2012 is in full force and effect and has not been modified or amended.

4. The Company is manager managed, and under the aforesaid Operating Agreement Declaration, the manager or managers of the Company are one or more persons appointed by the member of such Company. The member of QC Property Holdings, LLC ("**<u>Owner</u>**") is AdCare Property Holdings, LLC ("**<u>AdCare Property</u>**"). Pursuant to the Unanimous Consents in Lieu of a Special Meeting of the Sole Member and the Managers of AdCare Property on August 14, 2013, and January 31, 2015, copies of which are attached hereto, AdCare Property appointed the persons then serving as the Chief Executive Officer, the Chief Financial Officer and the Senior Vice President of Operations of AdCare Health Systems, Inc., a Georgia corporation ("**<u>ADK</u>**"), the sole member of AdCare Property, as the Managers of the Owner.

5. Attached hereto are true, correct and complete copies of resolutions which were duly adopted by the sole Member and the Manager of the Company on August 10, 2017. The said resolutions are in full force and effect and have not been modified, amended, repealed or rescinded.

6. ADK's Chief Operations Officer and Senior Vice President of Operations offices are currently vacant. The following is, therefore, the individual currently serving as the Manager of the Company: Allan J. Rimland, CEO and CFO of ADK.

Dated: August 10, 2017.

[SIGNATURE PAGE FOLLOWS THIS PAGE]

Allan J. Rimland, Manager

Certified, sealed and delivered in the presence of:

Notary Public

(NOTARY SEAL)

KIRSTEN N. PARKER
MY COMMISSION EXPIRES
NOTARY
PUBLIC
APRIL 16, 2020
GWINNETT COUNTY, GEORGIA

UNANIMOUS CONSENT IN LIEU OF A SPECIAL MEETING OF THE SOLE MEMBER AND THE MANAGERS OF QC PROPERTY HOLDINGS, LLC

The undersigned, being the sole member and the manager (the "**Manager**") of QC PROPERTY HOLDINGS, LLC, a Georgia limited liability company (the "**Company**"), by written consent pursuant to the provisions of Georgia law, do hereby consent to, adopt and approve the following actions as of the 10th day of August, 2017.

WHEREAS, the Company is the borrower under a loan from Congressional Bank, a Maryland chartered commercial bank, as successor in interest to Housing & Healthcare Funding, LLC, a Delaware limited liability company, (the "**Lender**") in the original principal amount of $5,000,000 (the "**Loan**") which Loan is evidenced by that certain Loan Agreement dated as of September 27, 2013, as amended by that certain First Amendment to Loan and Security Agreement, Consent and Release dated December 31, 2015, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of September 19, 2016, and as further amended by that certain Third Amendment to Loan and Security Agreement dated as of May 12, 2017 (as amended, the "**Loan Agreement**") and by certain other ancillary documents;

WHEREAS, the Company has requested certain waivers, modifications and releases with respect to the Loan; and

WHEREAS, in connection with the Company's request, it is in the best interests of the Company to enter into a Fourth Amendment to Loan and Security Agreement (the "**Amendment**"), the form of which Amendment has been submitted to the Manager.

NOW, THEREFORE, BE IT RESOLVED, that the Company shall enter into the Amendment, and that the Manager of the Company is hereby authorized and directed to execute and deliver the same on behalf of the Company in the form as each such document has been submitted to the Manager and with such changes therein as shall be approved by the Manager, his execution thereof to constitute conclusive evidence of his approval of all changes in the Amendment from the form thereof submitted to the Manager; and

BE IT FURTHER RESOLVED, that all prior acts and doings of the Member and the Manager of the Company which are in conformity with the purposes and intent of this resolution and in furtherance of the execution and performance of the documents approved herein, are hereby in all respects ratified, approved and confirmed.

[SIGNATURES COMMENCE ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned has executed these resolutions as of the day and year first above written.

Member:

ADCARE PROPERTY HOLDINGS, LLC

By: ______________________
Allan J. Rimland, Manager

Manager:

____
Allan J. Rimland

EXHIBIT A

Control Number : 12032774

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF EXISTENCE

I, **Brian P. Kemp**, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that

QC PROPERTY HOLDINGS, LLC
a Domestic Limited Liability Company

was formed in the jurisdiction stated below or was authorized to transact business in Georgia on the below date. Said entity is in compliance with the applicable filing and annual registration provisions of Title 14 of the Official Code of Georgia Annotated and has not filed articles of dissolution, certificate of cancellation or any other similar document with the office of the Secretary of State.

This certificate relates only to the legal existence of the above-named entity as of the date issued. It does not certify whether or not a notice of intent to dissolve, an application for withdrawal, a statement of commencement of winding up or any other similar document has been filed or is pending with the Secretary of State.

This certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence that said entity is in existence or is authorized to transact business in this state.

Docket Number	: 14785718
Date Inc/Auth/Filed	: 04/13/2012
Jurisdiction	: Georgia
Print Date	: 08/09/2017
Form Number	: 211

STATE OF GEORGIA 1776

Brian P. Kemp
Secretary of State

EXHIBIT A
(Page 2 of 2)

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

CERTIFICATE OF GOOD STANDING
FOREIGN LIMITED LIABILITY COMPANY

I, THE UNDERSIGNED, Secretary of State of the State of Oklahoma, do hereby certify that I am, by the laws of said State, the custodian of the records of the state of Oklahoma relating to the right of certain business entities to transact business in this state and am the proper officer to execute this certificate.

I FURTHER CERTIFY that QC PROPERTY HOLDINGS, LLC, a Foreign Limited Liability Company organized and existing by virtue of the laws of the state of GA, whose registered agent is THE CORPORATION COMPANY, with its registered office at 1833 SOUTH MORGAN ROAD OKLAHOMA CITY 73128 USA Oklahoma, is duly qualified as a Foreign Limited Liability Company to transact business within the state of Oklahoma and is in good standing according to the records of this office. This certificate is not to be construed as an endorsement, recommendation or notice of approval of the entity's financial condition or business activities and practices. Such information is not available from this office.

IN TESTIMONY WHEREOF, I hereunto set my hand and affixed the Great Seal of the State of Oklahoma, done at the City of Oklahoma City, this 9th, day of August, 2017.

GREAT SEAL OF THE STATE OF OKLAHOMA 1907

[signature]

Secretary Of State